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                           ON Technology Corporation

                                                              Exhibit 23.1



CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this form 10-K/A, into the Company's previously filed Registration Statements No's 33-95194, 33-95192, 33-98688 and 333-44367



                                             /s/  Arthur Andersen LLP
                                             ----------------------------
                                             ARTHUR ANDERSEN LLP

Boston, Massachusetts
May 1, 1998